Commitments and Contingencies	12 Months Ended
Dec. 31, 2021
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies	Commitments and Contingencies
License Agreement
The Company has entered into an exclusive license agreement, as amended, with UCLB (see Note 11). In connection with the UCLB license agreement, the Company is required to make annual license payments and may be required to make payments upon the achievement of specified milestones. The Company has estimated the probability of the Company achieving each potential milestone in accordance with ASC 450, Contingencies. The Company concluded that, as of December 31, 2021, there were no other milestones for which the likelihood of achievement was probable.
Legal Proceedings
From time to time, the Company may be a party to litigation or subject to claims incident to the ordinary course of business. Regardless of the outcome, litigation can have an adverse impact on the Company because of defense and settlement costs, diversion of management resources and other factors. The Company was not a party to any litigation and did not have contingency reserves established for any liabilities as of December 31, 2021.
Leases

Lease payments under operating leases as of December 31, 2021 and information about the Company’s lease arrangements are disclosed in Note 14, "Leases".

Blackstone Strategic Collaboration and Financing Agreement
Refer to Note 13, "Liability related to sales of future royalties and sales milestone, net" for further details to the Blackstone Collaboration Agreement.